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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 30, 2003
                                                           -------------


                                 Maritrans Inc.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


        Delaware                      1-9063                    51-0343903
    ---------------              ----------------          -------------------
    (State or Other              (Commission File           (I.R.S. Employer
    Jurisdiction of                   Number)              Identification No.)
    Incorporation)

                Two Harbour Place
              302 Knights Run Road
                 Tampa, Florida                                  33602
    ----------------------------------------                   ----------
    (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (813) 209-0600
                                                           --------------



                                 Not Applicable
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits.

           99.1     Press Release, dated July 30, 2003, issued by Maritrans Inc.

Item 12.   Disclosure of Results of Operations and Financial Condition.

On July 30, 2003, Maritrans Inc. issued a press release announcing its second quarter 2003 financial results. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference. This report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Use of Non-GAAP Financial Information

The press release contains a presentation of TCE revenue, which is a non-GAAP financial measure. A presentation of revenue, which is the most comparable GAAP measure to TCE revenue, is contained in the press release, as well as a reconciliation of TCE revenue to revenue. The Company's management believes that the presentation of TCE revenue provides useful information regarding the Company's financial condition and results of operation because TCE revenue essentially nets the voyage costs and voyage revenue to yield a measure that is comparable between periods regardless of the types of charters utilized.


                                      -2-

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MARITRANS INC.


                                            By:  Walter T. Bromfield
                                               ---------------------------
                                                 Walter T. Bromfield
                                                 Chief Financial Officer



Dated: July 31, 2003



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                                  Exhibit Index
                                  -------------


 Exhibit
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  99.1           Press Release, dated July 30, 2003, issued by Maritrans Inc.